Exhibit B-2
                                                             To Credit Agreement
                                    FORM OF
                          GUARANTOR SECURITY AGREEMENT

     THIS GUARANTOR SECURITY AGREEMENT (the "Security Agreement") is made and dated this 22 day of May, 1995 by and among each guarantor signatory hereto (individually, a "Guarantor" and, collectively, the "Guarantors") and SANWA BANK CALIFORNIA, a California bank ("Lender"). RECITALS

     A. Pursuant to that certain Credit Agreement dated as of May 22 1995 among Mentor Corporation ("Borrower") and Lender (as amended, modified or waived from time to time, the "Agreement"), Lender has agreed to extend credit to Borrower on the terms and subject to the conditions set forth therein. All terms not otherwise defined herein are used with the same meanings as set forth in the Agreement.

     B. Guarantor is a subsidiary of Borrower. Guarantor is or from time to time may be indebted to Lender pursuant to that certain Continuing Guaranty dated May 22, 1995 (as amended, modified or waived from time to time, the "Guaranty") under which Guarantor guaranteed the credit extended to Borrower under the Agreement. All terms not otherwise defined herein are used with the same meaning as set forth in the Agreement.

     C. To induce Lender to extend credit to Borrower under the Agreement, Guarantor has agreed to pledge and to grant to Lender a security interest in and lien upon certain property of Guarantor described more particularly herein as Collateral Security for obligations of the Guarantor under its Guaranty.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

                                   AGREEMENT
     1. Grant of Security Interest. Guarantor hereby pledges and grants to Lender a security interest in the property described in Paragraph 2 below (collectively and severally, the "Collateral") to secure payment and performance of the obligations described in Paragraph 3 below (collectively and severally, the "Obligations").
     2. Collateral. The Collateral shall consist of the following:

        (a) Accounts, Etc. All present and future accounts, and other rights of Guarantor to the payment of money no matter how evidenced, all chattel paper, instruments and other writings evidencing any such right, and all goods repossessed or returned in connection therewith;

        (b) Inventory. All inventory of Guarantor, now owned or hereafter acquired, and all raw materials, work in process, materials used or consumed in Guarantor's business and finished goods, together with all additions and accessions thereto and replacements therefor, and products thereof;

        (c) Equipment. All equipment of Guarantor, now owned or hereafter acquired, including, without limitation, all machinery, tools, dies, blueprints, catalogues, computer hardware and software, furniture, furnishings and fixtures;

        (d)  Documents  and  Instruments.   All  documents  and  instruments  of
Guarantor, now owned or hereafter acquired;

        (e) General Intangibles, Etc. All now existing or hereafter acquired general intangibles of every nature, all permits, regulatory approvals, copyrights, patents, trademarks, service marks, trade names, mask works, good will, licenses, and all other intellectual property owned by Guarantor or used in Guarantor's business;

        (f) Deposit Accounts. All deposit accounts, now existing or hereafter arising, maintained in Guarantor's name with any financial institution and any and all deposits at any time held therein;

        (g) Property in the Lender's Possession. All other property of Guarantor now or hereafter in the possession, custody or control of Lender, including, without limitation, all deposit accounts of Guarantor with Lender, and all property of Guarantor in which Lender now has or hereafter acquires a security interest;

        (h) Specific Goods. All of Guarantor's other goods;

        (i) Books and Records. All now existing and hereafter acquired books and records relating to the foregoing Collateral and all equipment containing such books and records; and

        (j) Proceeds. All proceeds of the foregoing Collateral. For purposes of this Security Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

     Notwithstanding anything herein to the contrary, no asset shall become Collateral hereunder if, as of the date of inclusion: (i) such asset is subject to a security interest in favor of a person other than Lender; (ii) pursuant to an agreement between such person and Guarantor, Guarantor has agreed not to grant a security interest in such asset to another secured party, and (iii) such agreement by Guarantor was entered into by Guarantor in the ordinary course of business as conducted on the date of this Security Agreement; provided that if, thereafter, such agreement shall no longer be in effect, then such asset shall automatically become Collateral hereunder.

     3. Obligations. The Obligations secured by this Security Agreement shall consist of any and all debts, obligations and liabilities of Guarantor to Lender arising out of, connected with or related to the Guaranty and this Security Agreement, whether now existing or hereafter arising, voluntary or involuntary, whether due or not due, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, or whether incurred directly or acquired by Lender by assignment or otherwise and whether or not from time to time decreased or extinguished and later increased, created or incurred.

     4. Representations and Warranties. In addition to any representations and warranties of Guarantor set forth in any other agreement with or for the benefit of Lender, which are incorporated herein by this reference, Guarantor hereby represents and warrants that:

        (a) Other Representations. All representations and warranties made by the Borrower with respect to the Guarantor or the Collateral in the Agreement or in any other Loan Document is and will be true and correct in all material respects when made;

        (b) Ownership of Collateral. Guarantor is the sole owner of and has good and marketable title to the Collateral (or, in the case of after-acquired Collateral, at the time Guarantor acquires rights in the Collateral, will be the sole owner thereof);

        (c) Priority. Except for security interests in favor of Lender and other Liens permitted under the Credit Agreement, no person has (or, in the case of after-acquired Collateral, at the time Guarantor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge) in, against or to the Collateral;

        (d) Accuracy of Information. All information heretofore, herein or hereafter supplied to Lender by or on behalf of Guarantor with respect to the Collateral is true and correct;

        (e) Delivery of Documents, Etc. Guarantor has delivered to Lender all instruments, documents, chattel paper and other items of Collateral in which a security interest is or may be perfected only by possession; and

        (f) Exclusion of Certain Collateral. Unless otherwise agreed by Lender, the Collateral does not include any aircraft, watercraft or vessels, railroad cars, railroad equipment, locomotives or other rolling stock intended for a use related to interstate commerce. A buyer of any Collateral from Guarantor pursuant to a sale not prohibited in this Security Agreement or the Agreement may take such Collateral free of the security interest created by this Security Agreement without necessity of further release by Lender.

     5. Covenants and Agreements of Guarantor. In addition to all covenants and agreements of Guarantor set forth in any other agreement with Lender, which are incorporated herein by this reference, Guarantor hereby agrees:

        (a) Preservation of Collateral. To do all acts that may be necessary to maintain, preserve and protect the Collateral;

        (b) Use of Collateral. Not to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement, any other agreement with Lender related hereto or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

        (c) Defense of Litigation. To appear in and defend any action or proceeding which may affect its title to or Lender's interest in the Collateral;

        (d) Possession of Collateral. Not to surrender or lose possession of (other than to Lender), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein except as hereinafter provided, and to keep the Collateral free of all levies and security interests or other liens or charges except those approved in writing by Lender; provided that, unless an Event of Default shall occur, Guarantor may, in the ordinary course of business, sell or lease any Collateral consisting of inventory;

        (e) Compliance With Law. To comply with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral;

        (f) Standard of Care by Lender. That such care as Lender gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Lender's possession;

        (g) Delivery of After-Acquired Collateral. To account fully for and promptly deliver to Lender, in the form received, all documents, chattel paper, instruments and agreements constituting Collateral hereunder and all proceeds of the Collateral received, all endorsed to Lender or in blank, as requested by Lender, and accompanied by such stock powers as appropriate and until so delivered all such documents, instruments, agreements and proceeds shall be held by Guarantor in trust for Lender, separate from all other property of Guarantor and identified as the property of Lender;

        (h) Maintenance of Records. To keep separate, accurate and complete records of the Collateral and to provide Lender with such records and such other reports and information relating to the Collateral as Lender may reasonably request from time to time;

        (i) Further Assurances. To procure, execute and deliver from time to time any endorsements, notifications, registrations, assignments, financing statements, certificates of title, ship mortgages, aircraft mortgages, copyright mortgages, assignments or mortgages of patents, mortgages of mask works, mortgages for filing pursuant to the Interstate Commerce Act, and other writings deemed necessary or appropriate by Lender to perfect, maintain and protect its security interest in the Collateral hereunder and the priority thereof; and to take such other actions as Lender may request to protect the value of the Collateral and of Lender's security interest in the Collateral, including, without limitation, provision of assurances from third parties regarding Lender's access to, right to foreclose on or sell, Collateral and right to realize the practical benefits of such foreclosure or sale;


        (j) Payment of Lender's Costs and Expenses. To reimburse Lender upon demand for any costs and expenses, including, without limitation, reasonable attorneys' fees, Lender may incur while exercising any right, power or remedy provided by this Security Agreement or by law, all of which costs and expenses are included in the Obligations secured hereby;

        (k) Notification Regarding Certain Types of Collateral. To promptly notify Lender of inclusion in the Collateral after the date hereof of any aircraft, watercraft or vessels, railroad cars, railroad equipment, locomotives or other rolling stock intended for a use related to interstate commerce;

        (l) Notice of Changes. To give Lender thirty (30) days prior written notice of any change in Guarantor's residence or chief place of business or legal name or trade name(s) or style(s) set forth in the penultimate paragraph of this Security Agreement;

        (m) Location of Records. To keep the records concerning the Collateral of the location(s) set forth in Exhibit A and not to remove such records from such location(s) without prior notice to Lender;

        (n) Purchase Money Agreement. If Lender gives value to enable Guarantor to acquire rights in or the use of any Collateral, to use such value for such purpose;

        (o) Care for Collateral by Guarantor. To keep the Collateral in good condition and repair and not to cause or permit any waste or unusual or unreasonable depreciation of the Collateral;

        (p) Inspection by Lender. At any time, with reasonable advance notice, upon demand by Lender, to exhibit to and allow inspection by Lender (or persons designated by Lender) of the Collateral;

        (q) Location of Collateral. To keep the Collateral at the location(s) set forth on Schedule A and, except as otherwise permitted by the Agreement, not to remove the Collateral from such location(s) without prior notice to Lender;

        (r) Insurance. To insure the Collateral, with Lender named as loss payee, in form and amounts, with companies, and against risks and liabilities reasonably satisfactory to Lender, and hereby assigns the policies to Lender, agrees to deliver them to Lender at its request, and agrees that Lender may make any claim thereunder, cancel the insurance on default by Guarantor, collect and receive payment of and endorse any instrument in payment of loss or return premium or other refund or return, and apply such amounts received, at Lender's election, to replacement of Collateral or to the Obligations. Notwithstanding the foregoing, so long as no Potential Default or Event of Default (as each such term is defined in the Agreement) shall have occurred and be continuing, Lender may not make any claim under, collect or receive payment of or endorse any instrument in payment under any such insurance except that Lender may collect or receive payment under insurance that Guarantor does not reasonably expect to apply to replacement or repair of the Collateral in respect of which paid within a reasonable period after receipt; and

     6. Authorized Action by Lender. After the occurrence of a Potential Default or Event of Default, Guarantor hereby agrees that from time to time, without affecting or impairing in any way the rights of Lender with respect to the Collateral, the obligations of the Guarantor hereunder or the Obligations, Lender may, but shall not be obligated to and shall incur no liability to
Guarantor or any third party for failure to take any act which Guarantor is obligated by this Security Agreement to do and to exercise such rights and powers as Guarantor might exercise with respect to the Collateral, and Guarantor hereby irrevocably appoints Lender as its attorney-in-fact to exercise such rights and powers, including without limitation: (i) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (ii) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (iii) insure, process and preserve the Collateral; (iv) transfer the Collateral to its own or its nominee's name; (v) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; and (vi) to notify any account debtor on any Collateral to make payment directly to Lender.

     7. Default. A default under this Security Agreement shall be deemed to exist upon the occurrence of any Event of Default.

     8. Remedies. Upon the occurrence of any such Event of Default, Lender may at its option and in addition to all rights and remedies available to Lender under any other agreement do any one or more of the following:

        (a)  General  Enforcement.   Foreclose  or  otherwise  enforce  Lender's
security interest in any manner permitted by law, or provided for in this Security Agreement;

        (b) Sale, Etc. Sell, lease or otherwise dispose of any Collateral at one or more public or private sales at Lender's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Lender may determine;

        (c) Costs of Remedies. Recover from Guarantor all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Lender in exercising any right, power or remedy provided by this Security Agreement or by law;

        (d) Assembly of Collateral. Require Guarantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender;

        (e) Take Possession of Collateral. Enter onto property where any Collateral is located and take possession thereof with or without judicial process;

        (f) Preparation of Collateral for Sale. Prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Lender deems appropriate and in connection with such preparation and disposition, without charge, use any trademark, tradename, copyright, patent or technical process used by Guarantor;

        (g) Manner of Sale of Collateral. Guarantor shall be given five (5) business days' prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of Collateral is to be made, which notice Guarantor hereby agrees shall be deemed reasonable notice thereof.

        (h) Delivery to and Rights of Purchaser. Upon any sale or other disposition pursuant to this Security Agreement, Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (including Lender) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Guarantor and Guarantor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

     9. Cumulative Rights. The rights, powers and remedies of Lender under this Security Agreement shall be in addition to all rights, powers and remedies given to Lender by virtue of any statute or rule of law, the Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender's security interest in the Collateral.

     10. Waiver. Any waiver, forbearance or failure or delay by Lender in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Lender shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Lender. Guarantor waives any right to require Lender to proceed against any person or to exhaust any Collateral or to pursue any remedy in Lender's power.

     11. Setoff. Guarantor agrees that Lender may exercise its rights of setoff with respect to the Obligations in the same manner as if the Obligations were unsecured.

     12. Binding Upon Successors. All rights of Lender under this Security Agreement shall inure to the benefit of its successors and assigns, and all obligations of Guarantor shall bind its heirs, executors, administrators, successors and assigns.

     13. Entire Agreement; Severability. This Security Agreement contains the entire security agreement between Lender and Guarantor. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

     14. References. The singular includes the plural. If more than one executes this Security Agreement, the term Guarantor shall be deemed to refer to each of the undersigned Guarantors as well as to all of them, and their obligations and agreements hereunder shall be joint and several. If any of the undersigned is a married person, recourse may be had against his or her separate property for the Obligations.

     15. Choice of Law. This Security Agreement shall be construed in accordance with and governed by the laws of the State of California, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the Uniform Commercial Code of such state.

     16. Amendment. This Security Agreement may not be amended or modified except by a writing signed by each of the parties hereto.

     17. Residence; Collateral Location Records. Guarantor represents that its residence or chief place of business is set forth below its signature hereto; that the only trade name(s) or style(s) of Guarantor are set forth on Schedule B; and that, except as otherwise disclosed to Lender in writing prior to the date hereof, the Collateral and Guarantor's records concerning the Collateral are located at the locations listed in Schedule A.

     18. Addresses for Notices. All demands, notices and other communications to Guarantor or Lender provided for hereunder shall be made or given as set forth in Paragraph 10(f) of the Agreement which is hereby incorporated herein by reference.

EXECUTED this 22 day of May, 1995.

                              GUARANTORS:
                              MENTOR H/S, INC. a Delaware corporation
                              By:      /s/ GARY E. MISTLIN
                              Its:     Treasurer
                              Address: 3041 Skyway Circle North
                                       Irving, Texas  75038

                              MENTOR O&O, INC., a Massachusetts corporation
                              By:      /s/ GARY E. MISTLIN
                              Its:     Treasurer
                              Address: 3000 Longwater Drive
                                       Norwell, Mass  02061

                              MENTOR UROLOGY, INC., a Delaware corporation
                              By:      /s/ GARY E. MISTLIN
                              Its:     Treasurer
                              Address: 1601 West River Road North
                                       Minneapolis, MN  55411

                              MENTOR ORC, INC., a Delaware corporation
                              By:      /s/ GARY E. MISTLIN
                              Its:     Treasurer
                              Address: 1300 Optical Drive
                                       Azusa, CA  91702

                              MENTOR CARIBE, a Delaware corporation
                              By:      /s/ GARY E. MISTLIN
                              Its:     Treasurer
                              Address: 5425 Hollister Ave.
                                       Santa Barbara, CA  93111

                              LENDER:
                              SANWA BANK CALIFORNIA, a California bank
                              By:     /s/ DONNA K. OWEN
                              Its:    Vice President, Commercial Banking Officer
                              Address: 15165 Ventura, #445
                                       Sherman Oaks, CA 91403

                                                                      Schedule A
                                                 To Guarantor Security Agreement

                            LOCATIONS OF COLLATERAL


1. Mentor Corporation

     a. 5425 Hollister Avenue
         Santa Barbara, CA  93111

     b. 26 Castillian Ave.
        Goleta, CA  93117

2. Mentor H/S, Inc.

     a. 3041 Skyway Circle North
        Irving, TX  75038

     b. 3025 Skyway Circle North
        Irving, TX  75038

     c. 3015 Skyway Circle North
        Irving, TX  75038

3. Mentor Urology, Inc.

     a. 1601 West River Road North
        Minneapolis, MN  55411

     b. 1499 West River Road North
        Minneapolis, MN  55411

     c. 1525 West River Road North
        Minneapolis, MN  55411

     d. 1615 West River Road North
        Minneapolis, MN  55411

4. Mentor O&O, Inc.

     a. 3000 Longwater Drive
        Norwell, MA  02061

     b. 11 Commerce Road
        Rockland, MA  02370

5. Mentor ORC, Inc.

     a. 1300 Optical Drive
        Azusa, CA  91702

     b. 3000 Longwater Drive
        Norwell, MA  02061

     c. 11 Commerce Road
        Rockland, MA  02370

6. Mentor Caribe, Inc.

     a. El Jibaro Industrial Park, Lot 2
        Cidra, PR  00739

                                                                      Schedule B
                             TRADE NAMES OR STYLES

     None.